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                                                                   Exhibit 10.59


                         MULTI-AGREEMENT AMENDMENT NO. 7


        This Multi-Agreement Amendment, dated as of December 11, 1998, is entered into by and among HARVEY COMICS, INC., a New York corporation ("BORROWER") and CITY NATIONAL BANK, N.A. ("BANK"). For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Recital of Certain Facts:

                (a) Borrower and Batik are parties to that certain Revolving Loan and Security Agreement, dated as of October 27, 1993 (the "ORIGINAL LOAN AGREEMENT"), and as amended by that certain Multi-Agreement Amendment, dated August 30, 1994 (the "FIRST AMENDMENT"), that certain Multi-Agreement Amendment No. 2, dated as of November 1, 1994 (the "SECOND AMENDMENT"), that certain Multi-Agreement Amendment No. 3, dated as of September 1, 1995 (the "THIRD AMENDMENT"), that certain Multi-Agreement Amendment No. 4, dated as of June 1, 1996 (the "FOURTH AMENDMENT") that certain Multi-Agreement Amendment No. 5 dated as of June 1, 1997 (the "FIFTH AMENDMENT") and that certain Multi-Agreement Amendment No. 6 dated as of June 1, 1998 (the "SIXTH AMENDMENT"). The Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment are hereinafter collectively referred to as the "LOAN AGREEMENT." Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement.

                (b) Borrower has requested that the Commitment Termination Date be extended.

                (c) Bank has agreed to (i) amend the Loan Agreement and (ii) extend the Commitment Termination Date to March 31, 1999 as herein provided, subject to the terms of this Agreement.

        2. Amendment to Loan Agreement and Revolving Note.

                2.1 Extension of Commitment Termination Date. Bank and Borrower agree that the Commitment Termination Date shall be extended to March 31, 1999. The Revolving Note shall also be deemed amended so that the payment due date contained in the fourth paragraph thereof shall be changed to March 31, 1999. Except as specifically amended hereby, all other provisions of the Loan Agreement and the Collateral Documents shall remain in full force and effect.

                2.2 Decrease in Commitment Amount. The term "Commitment" is hereby restated to mean the commitment of Lender to make Loans, on the terms and conditions herein obtained from the date hereof through the Commitment Termination Date in an aggregate principal amount at one time outstanding not in excess of Two Million Five Hundred Thousand Dollars ($2,500,000.00).



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                2.3 Elimination of Certain Precedents to Borrowing. Sections 2.4
and Section 2.5 of the Sixth Amendment are hereby deleted in their entirety.

                2.4 Elimination of Borrowing Base. Section 2.3 of the Fifth Amendment is hereby deleted in its entirety. Advances shall be extended up to the Commitment Amount without regard to any Borrowing Base calculations.

                2.5 Elimination of Certain Pre-payment Requirements. Section 3.1(c) and 3.5(a) of the Original Loan Agreement are eliminated in their entirety.

                2.6 Amendment to Covenants. Sections 6.2 (C), 6.5 and 6.6 of the Loan Agreement are hereby restated in their entirety as follows:

                        "6.2(C) Declare or pay any dividend upon any of the Borrower's capital stock or make any distributions of Borrower's property, security or assets (other that the MCA Agreement or distributions to Guarantor, to fund Guarantor's overhead made in the ordinary course of business)

                        "6.5 Net Worth. Borrower shall not permit its Net Worth to fall below $17,000,000 as of December 31, 1998, or below $14,500,000 as of March 31, 1999.

                        6.6 Current Ratio. There shall be no requirement as to maintaining a Current Ratio.

3. Conditions Precedent

        3.1 Additional Fees.

        Borrower shall pay to Bank the sum of $125,000 as an extension fee, as well as the of the fees and third party out of pocket expenses of Kelly Lytton Mintz & Vann LLP, Bank's counsel.

        3.2 Additional Documentation

                This Amendment shall become effective upon the Bank's receipt of all of the following documents:

                (a) A signed copy of this Amendment, executed by a duly authorized representative of the Borrower;

                (b) A reaffirmation of the Guaranty, in substantially the form attached as Exhibit A hereto, executed by a duly authorized representative of the Guarantor;



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                (c) A duly executed copy of a Pledge Agreement in the form attached as Exhibit B, executed by a duly authorized representative of the Guarantor, together with all of the share certificates referenced in the Pledge Agreement, endorsed in blank;

                (d) Bank shall have received an opinion of counsel from Kaye Scholer Fierman, Hays & Handler LLP in substantially the form attached as Exhibit C hereto; and

                (e) An officer's certificate, in the form attached as Exhibit D-1 and D-2 hereto, from each of the Borrower and Guarantor, as well as a Secretary's Certificate in substantially the form of Exhibit D-3.

                (f) A guaranty and security agreement from Baby Huey Productions, Inc., in substantially the form of Exhibits E and F, respectively, attached hereto.

                (g) Laboratory pledgeholder agreements, from Production Centre West and Laser Pacific Media-Corp, in substantially the form of Exhibits G-1 and G-2, respectively, attached hereto.

                (h) Such additional Collateral Documents as Bank may request in its sole and absolute discretions, including without limitation UCC-1 financing statements for California, New York and Delaware, Copyright Mortgages for all Film Assets or other items of applicable Collateral and Trademark Assignments.

        3.3 Borrower shall furnish to Bank such additional information as Bank may request as to additional Film Assets which have been created or acquired after January 1, 1994.

        4. Consents. Each of the parties hereto consents to the foregoing amendments to the extent the consent of any such party is required under the Loan Agreement's current notice provisions.

        5. Representations and Warranties of Borrower. In order to induce Bank to enter into this Agreement, Borrower represents and warrants to Bank that:

                (a) Borrower has the power and authority and has taken all action necessary to execute, deliver and perform this Agreement and all other agreements and instruments executed or delivered to be executed or delivered in connection herewith and therewith and this Agreement and such other agreements and instruments constitute the valid, binding and enforceable obligations of Borrower.

                (b) The representations and warranties contained in the Loan Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof and no Event of Default (as said term is defined in the Loan Agreement) or event which with the passage of time or the giving or notice or both would constitute an Event of Default has occurred and is continuing as of the date hereof.

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                (c) Since the date of the most recent financial statements, if any, furnished by Borrower to Bank, there has been no material adverse change in the business or assets or in the financial condition of Borrower.

        6. Acknowledgment of Borrower. Borrower acknowledges and agrees that as of the date of this Agreement, it has no offsets, claims or defenses whatsoever against any of its obligations under the Revolving Note, or its obligations under the Loan Agreement, the Collateral Documents, or any other agreements, documents or instruments securing or pertaining to the Revolving Note or the Loan Agreement.

        7. Full Force and Effect. Each of the Collateral Documents, and all other documents, agreements and instruments relating to thereto remain in full force and effect.

        8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and enforced in accordance with the laws of the State of California applicable to agreements executed and to be wholly performed therein.

        9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                      HARVEY COMICS, INC.


                                      By: /s/ MICHAEL S. HOPE
                                         ---------------------------------------
                                      Its: CFO
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                                      CITY NATIONAL BANK, N.A.


                                      By: /s/ NORMAN STARR
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                                      Its: Vice President
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